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                                                                   EXHIBIT 10.25

                        SECOND AMENDMENT TO CDL AGREEMENT

         This Second Amendment to the CDL Agreement ("SECOND AMENDMENT") is made and entered into as of this 1st day of May, 2002 ("EFFECTIVE DATE"), between Cancer Diagnostic Laboratories, Inc., a California corporation ("CDL"), and CancerVax Corporation, a Delaware corporation. ("CANCERVAX"). This Second Amendment amends the Agreement between the parties dated as of July 31, 2000 (the "CDL AGREEMENT").

                                    RECITALS

         A. CDL and CancerVax are parties to an Agreement dated July 31, 2000, relating to a quitclaim of certain cell lines and license of certain technology to CancerVax (the "CDL Agreement"). CDL and CancerVax are parties to an Amendment No. 1 to the CDL Agreement dated December 15, 2000.

         B. The parties desire to amend the CDL Agreement to limit the definition of CDL's Patent Rights with respect to U.S. Patent Application SN 431,533, and to clarify CDL's rights with respect to certain divisional patent applications from Japanese Published Patent Application No. 90/500470 and Canadian Patent Application No. 2,072,620, upon the terms and conditions set forth herein.

NOW THEREFORE, the parties hereby agree as follows:

         1. Section 1.1 of the CDL Agreement shall be amended to read, in its entirety, as follows:

                  "1.1     "CDL's Patent Rights" shall mean patent rights
                  claimed in or covered under: (a) U.S. patent application
                  SN 431, 533, filed November 3, 1989, for uses not included in the "Field", including any divisionals, continuations, continuations-in-part, foreign counterparts, any United States or foreign patents issuing therefrom, as well as any extensions, reexaminations or reissues thereof; and (b) the divisionals being created from Japanese Published Patent Application No. 90/500470 and Canadian Patent Application No. 2,072,620, for uses not included in the "Field", including any divisionals, continuations, continuations in part or patents issuing therefrom, as well as any extensions, reexaminations or reissues thereof."

         2. All other terms and conditions of the CDL Agreement shall remain in full force and effect.